Report of Independent
Registered Public Accounting Firm


The Board of Trustees
and Shareholders of
AARP Portfolios
In planning and performing
our audits of the financial
statements of US Bond Market
 Portfolio US
Stock Market Portfolio and
International Stock Market
Portfolio each a series of
AARP Portfolios as of
and for the year or periods
ended June 30 2009 in accordance
with the standards of
the Public Company
Accounting Oversight Board
 United States we considered
its internal control over financial reporting including control over safeguarding securities as a basis for
designing our auditing
 procedures for the
purpose of expressing our opinion
 on the financial statements and
to comply with the requirements of Form
NSAR but not for the purpose of
 expressing an opinion on the
effectiveness of AARP Portfolios
internal
control over financial reporting
 Accordingly we express
no such opinion

The management of AARP Portfolios
is responsible for establishing
and maintaining effective internal
control over financial reporting
In fulfilling this responsibility
estimates and judgments by management
are required to assess the expected
benefits and related costs of controls
 A companys internal control over
financial reporting is a process
 designed to provide reasonable
assurance regarding the reliability of
financial reporting and the
 preparation of financial statements
 for external purposes in
 accordance with
generally accepted accounting
principles A companys internal
 control over financial
reporting includes
those policies and procedures
 that 1 pertain to the maintenance
of records that in reasonable detail
accurately and fairly reflect
the transactions and dispositions
 of the assets of the company 2 provide
reasonable assurance that the
transactions are recorded as
necessary to permit preparation
of financial
statements in accordance with
generally accepted accounting
 principles and that receipts
 and expenditures
of the company are being made only
in accordance with authorization of
 management and directors of the
company and 3 provide reasonable
assurance regarding prevention or
 timely detection of unauthorized
acquisition use or disposition of the
companys assets that could have
 a material effect on the financial
statements

Because of its inherent
 limitations internal control
over financial reporting may
not prevent or detect
misstatements Also projections
of any evaluation of effectiveness
 to future periods are
subject to the risk
that controls may become
inadequate because of changes
 in conditions or that
the degree of compliance
with the policies or
procedures may deteriorate

A deficiency in internal
 control over financial
reporting exists when the
design or operation of a control
does not allow management
 or employees in the normal
course of performing their
 assigned functions to
prevent or detect misstatements
 on a timely basis A material
weakness is a deficiency or
combination of
deficiencies in internal control
 over financial reporting such
that there is a reasonable
possibility that a
material misstatement of the AARP
 Portfolios annual or interim
financial statements will
 not be prevented
or detected on a timely basis

Our consideration of AARP Portfolios
 internal control over financial
 reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal
 control that
might be material weaknesses under
standards established by the
Public Company Accounting Oversight
Board United States However
we noted no deficiencies in A
ARP Portfolios internal control over
financial reporting and its operation
 including controls over
safeguarding securities that
we consider to be
a material weakness as defined
 above as of June 30 2009

This report is intended solely
 for the information and use of
 management and the Board
of Trustees of
AARP Portfolios and the Securities
 and Exchange Commission and is
not intended to be and
should not be
used by anyone other than
these specified parties

Boston Massachusetts
August 25 2009



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